UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement

[    ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[    ]  Definitive Additional Materials

[    ]  Soliciting Material Pursuant to §240.14a – 12

BLUE RIDGE REAL ESTATE COMPANY

  BIG BOULDER CORPORATION

(Name of Registrant as Specified in Its Charter)

    N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[ x ]  No fee required.

[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

_________________________________________________

(2)  Aggregate number of securities to which transaction applies:

_________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(4)  Date Filed:

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BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

P.O. Box 707

Blakeslee, PA  18610

(570) 443-8433

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON APRIL 7, 2009

To the Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation:

     The 2008 Annual Meetings of Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Corporations”) will be held on April 7, 2009, at the M & T Bank Building located at 350 Park Avenue (between 51st and 52nd Street), 6th floor conference room, in New York City, NY, at 9:00 A.M., local time.  The two meetings will be held simultaneously, as a joint meeting, since under a Security Combination Agreement between the two Corporations and under their By-Laws, the shares of the two Corporations are combined and traded together in unit certificates.  The purposes of each meeting are as follows:

(1)  To elect directors of each of the Corporations; and

(2)  To transact such other business as may properly come before the meetings.

Shareholders of record at the close of business on February 23, 2009, are entitled to notice of and to vote at said meetings.

By order of the Board of Directors of Blue Ridge Real Estate Company and Big Boulder Corporation.

/s/ Christine A. Liebold

Christine A. Liebold

Secretary

Blakeslee, Pennsylvania

February 20, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 7, 2009

The proxy statement and annual report to stockholders are available on the Corporations’ website at www.bouldercreekresort.com/investor.asp

TABLE OF CONTENTS

Page

PROXY STATEMENT

1

VOTING SECURITIES

2

ELECTION OF DIRECTORS

3

THE BOARDS OF DIRECTORS AND COMMITTEES OF THE BOARDS

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

5

AND MANAGEMENT

EXECUTIVE COMPENSATION

7

DIRECTOR COMPENSATION

10

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

10

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

10

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

11

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

12

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

13

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

13

OTHER MATTERS

13

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

14

PROXY CARD

i

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, Pennsylvania  18610

PROXY STATEMENT

for the

ANNUAL MEETINGS OF SHAREHOLDERS

April 7, 2009

This Proxy Statement is being mailed on or about February 27, 2009 to the Shareholders of record of Blue Ridge Real Estate Company and Big Boulder Corporation (each a “Corporation” and together the ²Corporations²) in connection with the Joint Annual Meetings of Shareholders of the Corporations to be held on April 7, 2009, at the M & T Bank Building located at 350 Park Avenue (between 51st Street and 52nd Street), 6th floor conference room, in New York City, NY, at 9:00 A.M., local time, and at any adjournment or adjournments thereof (the “Joint Meeting”).

You are entitled to attend the annual meeting only if you were a Blue Ridge Real Estate Company and Big Boulder Corporation shareholder as of the close of business on February 23, 2009 or hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  The annual meeting will begin promptly at 9:00 A.M., local time.  You should allow ample time for the check-in procedures.

Under a Security Combination Agreement between the Corporations and under the By-Laws of both Corporations, shares of the two Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations.  Shares of each Corporation may be transferred only together with an equal number of shares of the other Corporation.  For this reason, the Annual Meetings of the Shareholders of both Corporations are held together as a Joint Meeting.  At the Joint Meeting, separate votes will be held on the proposals concerning each Corporation, and shareholders have the right to vote their shares differently on similar proposals presented by each of the Corporations before the Joint Meeting.  Only one Proxy Card has been supplied to Shareholders, but this Card constitutes separate proxies with regard to the shares of the respective Corporations, and provides means for Shareholders to give instructions for voting their Blue Ridge Real Estate Company shares separately from their Big Boulder Corporation shares.

The proxies evidenced by the Proxy Card are solicited on behalf of the Boards of Directors of the respective Corporations.  Each such proxy is subject to revocation by the Shareholder at any time before it is voted by filing notice of revocation with the Secretary of the Corporations or by filing a duly executed proxy bearing a later date.  A proxy may also be revoked by attending the Joint Meeting and voting in person.

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Meetings, the Annual Report, the enclosed form of Proxy Card and any additional material relating to the Joint Meetings which may be furnished to the Shareholders on behalf of the Board of Directors subsequent to the furnishing of this Proxy Statement have been or are to be borne by the Corporations, with each of the Corporations to pay one-half of such costs.

In addition to the use of the mails, the Corporations may, if they consider it desirable, solicit proxies personally or by telephone or facsimile.  Such solicitation may be made by officers, directors or employees of the Corporations without additional compensation.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, in which event they will be reimbursed upon request for their out-of-pocket expenses incurred in connection therewith.

A copy of the Corporations’ Annual Report for the fiscal year ended October 31, 2008, accompanies this Proxy Statement but is not considered a part of the proxy-soliciting material.  Additional copies of such report are available to any Shareholder upon request.

VOTING SECURITIES

Each of the Corporations had 2,450,424 shares of common stock, without par value, outstanding on February 23, 2009 and neither has any other authorized class of securities.  Only Shareholders of record of the Corporations at the close of business on February 23, 2009, the record date, will be entitled to vote at the Joint Meeting.  Each Shareholder has the right to cumulate his or her votes in the election of directors and may cumulate his or her votes differently in voting for the election of directors of each Corporation.  Cumulative voting entitles the Shareholder to multiply his or her shares by the number of directors (5) to be elected, and to cast the number of votes so determined for one person or to distribute such number, in his or her discretion, among two or more persons.  To vote cumulatively, a Shareholder must write the name of the nominee or nominees selected and the number of votes to be cast for each nominee following the words ²Cumulative For² on the lines provided under Items 1 and 2 on the Proxy Card.  On all other matters, each share of each of the Corporations will be entitled to one vote.

Shares cannot be voted at the Joint Meeting unless the holder of record is present in person or represented by proxy.  The enclosed Proxy Card is a means by which a Shareholder may authorize the voting of his or her shares at the Joint Meeting.  If a Proxy Card is properly executed, returned to the Corporations or their agent and not revoked, the shares represented by such Proxy Card will be voted in accordance with the instructions set forth thereon.  Shareholders are urged to specify their choices by marking the appropriate box of the Proxy Card.  If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the discretion of the proxy agents, as described below.  If any other matters are properly presented at the Joint Meeting, the proxy agents will vote the proxies (which confer discretionary authority to vote on such matters) at their discretion.  A Shareholder may attend the meeting even though he or she has executed a Proxy Card.

With respect to each Corporation, presence at the Joint Meeting, in person or by proxy, of the holders of a majority of the shares that are entitled to vote and outstanding on February 23, 2009 is necessary to constitute a quorum.  Accordingly, the presence of 1,225,213 shares will constitute a quorum.  Shares represented by a properly signed and returned proxy are considered present at the Joint Meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains.  Broker non-votes also count as shares present at the meeting for purposes of a quorum.  All votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome.

With regard to the election of directors, Shareholders may cumulate votes for the nominees specified on the Proxy Card, as described above, or withhold votes for certain or all of the nominees.  A plurality of the votes cast is required for the election of directors.  Accordingly, the five nominees for election as directors who receive the highest number of votes actually cast will be elected.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the election of directors.  Non-routine matters include amendments to stock plans.  Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If the Joint Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

ELECTION OF DIRECTORS

Five directors of each Corporation are to be elected at the Joint Meeting, as set forth by resolution of the Board of Directors.

The By-Laws of each of the Corporations permit up to eight members to comprise the entire Board of Directors of each Corporation.

The persons named as proxy agents in the enclosed Proxy Card have advised the Board of Directors of each Corporation that it is their intention to cumulate votes in their discretion among all or less than all of the five nominees for the Board of Directors unless a specific direction to cumulate votes in a particular manner is included on the Proxy Card.  If elected, the directors of each Corporation will hold office until the next Annual Meeting of such Corporation when their successors are elected.  If any vacancy shall occur because of death or other unexpected occurrence in the slates of nominees listed below for election as directors, the proxy agents have advised the Boards of Directors of the Corporations that it is their intention to vote the proxies for such substitute nominees as may be proposed by or on behalf of the Boards of Directors of each of the Corporations.

Information with respect to the nominees, the periods during which they have served as directors of each Corporation, their principal occupations and their ages is set forth below.

Bruce F. Beaty

Director since 2006

Bruce F. Beaty, age 50, is the Managing Partner and founder of Asterion Capital LLC, an investment management firm based in Stamford, Connecticut and formed in February 2004.  Mr. Beaty was the Vice President of Hanseatic Corporation from September 2000 to June 2005, and from February 1991 to August 2000, was a Managing Director of Scudder, Stevens & Clark.

Milton Cooper

Director since 1983

Milton Cooper, age 79, serves as a director of Getty Realty Corporation, and as Chief Executive Officer and Chairman of the board of directors of Kimco Realty Corporation.

Michael J. Flynn

Chairman of the Board of Directors since 1990

Michael J. Flynn, age 73, served as the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation from January 1996 until December 31, 2008, at which time he retired.  Mr. Flynn is the father of Patrick M. Flynn.

Patrick M. Flynn

Director since 2001

Patrick M. Flynn, age 32, has served as the President and Chief Executive Officer of the Corporations since October 2001.  Mr. Flynn has served as the Managing Director of Real Estate at Kimco Realty Corporation since May 2001.  Prior to joining the Corporations, from June 1995 to May 2001, Mr. Flynn was a consultant at MIT Consulting.  Mr. Flynn is the son of Michael J. Flynn.

Wolfgang Traber

Director since 1986

Wolfgang Traber, age 64, has been the Chairman of the board of Hanseatic Corporation, a New York corporation, since August 1994.  Mr. Traber also serves as a director of M.M. Warburg & Co. KgaA-Hamburg, Kimco Income REIT-New York, 442 BV-Amsterdam, Hanseatic Americas Ltd.-Bermuda, eFonds AG-Hamburg, Mizar Fund-Dublin, Tamarind Fund-Dublin and Asterion-Cayman Islands.

Each of the nominees for election as director, all of whom are currently serving as directors, has stated that there is no arrangement or understanding of any kind between him or any other person or persons relating to his election as a director, except that such nominees have agreed to serve as a director of the Corporations if elected.

The directors are to be elected by a plurality of the votes cast at the Joint Meeting.  Accordingly, the five nominees for election as directors who receive the highest number of votes actually cast will be elected.  The Board of Directors unanimously recommends a vote FOR each of the nominees.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Each Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.  Each Board of Directors met in person or conducted telephonic meetings a total of three (3) times during the fiscal year ended October 31, 2008.

Executive Committee

The executive committee of each Corporation consists of Michael J. Flynn and Eldon D. Dietterick.  This committee is empowered to exercise all powers of each Board of Directors, except action on dividends, during the intervening period between regular Board Meetings. The Executive Committee convened two (2) times during the fiscal year ended October 31, 2008.

Audit Committee

The Audit Committee of each Corporation, composed of Michael J. Flynn, Patrick M. Flynn and Bruce Beaty, held four (4) meetings during the fiscal year ended October 31, 2008. Michael J. Flynn is the chairperson of each Corporation’s Audit Committee.  The purposes of each Audit Committee are:

▪

To assist its board of directors in its oversight of (1) the integrity of each Corporation’s financial statements; (2) each Corporation’s compliance with legal and regulatory requirements; and (3) the performance of each Corporation’s internal audit function;

▪

To interact directly with and evaluate the performance of the independent registered public accounting firm, including to determine whether to engage or dismiss the independent registered public accounting firm and to monitor the independent registered public accounting firm’s auditors’ qualifications and independence; and

▪

To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporations’ proxy statement.

The Corporations’ Boards of Directors have determined that no member of the Audit Committee qualifies as an “Audit Committee financial expert,” as that term is defined under the rules and regulations of the Securities and Exchange Commission.  The Corporations do not have an Audit Committee financial expert because their Boards of Directors believe that it would be difficult to attract a person with the requisite qualifications, who would be an independent director to the Boards of Directors.  However, the Corporations’ Boards of Directors have determined that each of Michael J. Flynn, Patrick M. Flynn and Bruce Beaty possess such experience in financial matters and have such knowledge of issues relating to financial reporting and auditing so as to adequately discharge their duties to shareholders of the Corporations in their capacity as members of the Audit Committees of the Boards of Directors.  In addition, the Corporations’ Boards of Directors have requested that Eldon D. Dietterick attend each of the Corporations’ Audit Committee meetings, based on Mr. Dietterick’s financial background and experience as Chief Financial Officer of the Companies.  Mr. Beaty is the only member of the Audit Committee that would be considered independent under Rule 4200(a)(15) of the NASD’s listing standards applicable to companies whose securities are traded on Nasdaq. While the Corporations’ securities are not traded on Nasdaq and, therefore, the Corporations are not required to satisfy Nasdaq’s listing standards, under the rules of the Securities and Exchange Commission, the Corporations are required to state whether the members of their Audit Committees would be considered independent as if the Corporations’ securities were traded on Nasdaq.

The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, which was adopted by the Boards of Directors on February 22, 2005.  A copy of the Amended and Restated Audit Committee Charter is available on the Corporations’ website at www.bouldercreekresort.com/investor.asp.

Compensation Committee

The Compensation Committee of each Corporation consists of Milton Cooper and Wolfgang Traber.  This committee reviews general compensation policies and reviews and recommends salary and other adjustments for employees and executive officers. The Compensation Committee convened one (1) time during the fiscal year ended October 31, 2008.  This committee does not have a charter.

Director Nomination Process

In the view of each Board of Directors, it is appropriate for each Board of Directors not to have a nominating committee because Mr. Milton Cooper is the beneficial owner of over 60% of the Corporations’ common stock.  Therefore, Mr. Cooper is able to cast a sufficient number of votes to elect a majority of the directors of each Corporation.

By resolution in February 2006, our Boards of Directors adopted a new policy regarding director nominations.  Under the policy, each Board of Directors will consider any candidate recommended in good faith by a shareholder, provided that such shareholder submits the recommendation, along with the following information, to the corporate secretary at least 120 days before the date on which each Corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders:

▪

the name of the candidate and the information about the individual that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

▪

information about the relationship between the candidate and the nominating shareholder;

▪

the consent of the candidate to serve as a director; and

▪

proof of the number of shares of the Corporations’ common stock that the nominating shareholder owns and the length of time the shares have been owned.

In considering candidates for nomination, each Board of Directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others.  Furthermore, it is the policy of each Board of Directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of the Corporations' business; therefore, in considering whether to nominate a person for election, the Boards of Directors will consider the contribution such person can make to the collective competencies of the Boards of Directors based on such person's background.  In determining whether to nominate a current director for re-election, each Board will take into account these same criteria as well as the director’s past performance, including his or her participation in and contributions to the activities of each of the Boards of Directors.  Because the Corporations do not have a standing nominating committee, the five nominees that are currently serving as directors were selected for re-election by our whole Board of Directors.

Attendance at Meetings

All directors attended 100% of all Board of Director meetings and 100% of applicable committee meetings of the committees on which they served.

The Corporations’ policy encourages, but does not require, attendance by the directors at the Annual Meetings of Shareholders of the Corporations.  At the Annual Meetings of Shareholders held in 2008, two (2) of the directors were in attendance.

Director Compensation

All directors receive $1,000 for each board meeting they attend.  Directors do not receive compensation for attending committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Corporations’ common stock as of February 23, 2009 by:

▪

all persons known by the Corporations to beneficially own more than 5% of the Corporations’ common stock;

▪

each of the Corporations’ directors;

▪

each of the Corporations’ named executive officers; and

▪

all of the Corporations’ directors and executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities.  Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of February 23, 2009 through the exercise of any warrant, stock option or other right.

Unless otherwise indicated, the address of all listed shareholders is c/o Blue Ridge Real Estate Company, P. O. Box 707, Blakeslee, Pennsylvania 18610.  Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Number of Shares

    Percent

Beneficially

    of Shares

  Name and Address

Owned (1)

    Outstanding

Bruce F. Beaty	--		*
Milton Cooper c/o Kimco Realty Services, Inc. 3333 New Hyde Park Road, Suite 100 New Hyde Park, NY 10042-0020	1,654,052	(2)	67.5%
Michael J. Flynn	1,359		*
Patrick M. Flynn	20,000	(3)	*
Wolfgang Traber	--		*
Eldon D. Dietterick	12,155	(4)	*
Richard T. Frey	9,000	(5)	*
Kimco Realty Corporation 3333 New Hyde Park Road Suite 100 New Hyde Park, NY 10042-0020	1,425,154	(6)	58.2%
All Executive Officers and Directors as a group (7 people)	1,696,566	(7)	69.2%

*Less than 1%

 (1)

Shares are beneficially owned when a person, directly or indirectly, has or shares the voting power thereof (that is, the power to vote, or direct the voting, of such shares) and investment power thereof (that is, the power to dispose, or to direct the disposition, of such shares).

(2)

Based on information provided by Mr. Cooper, he has the sole voting and dispositive power over 161,095 shares.  The number of shares listed also includes 67,803 shares as to which Mr. Cooper disclaims beneficial ownership; such shares are owned by KC Holdings, Inc., of which Mr. Cooper is Chairman of the board of directors and President and the majority stockholder.  The above number of shares also includes 1,425,154 shares which are held of record by Kimco Realty Services, Inc., which is a wholly-owned subsidiary of Kimco Realty Corporation, a Real Estate Investment Trust.  Mr. Cooper is Chairman of the board of directors and Chief Executive Officer of Kimco Realty Corporation, but disclaims beneficial ownership of the shares held by Kimco Realty Services, Inc.  Finally, the above number includes 29,708 shares owned by the Cooper Family Foundation, of which Mr. Cooper is President but disclaims beneficial ownership of the shares, 3,276 shares owned by Milton Cooper’s IRA and 714 shares held by a trust for which Mr. Cooper serves as trustee, but as to which shares he disclaims beneficial ownership.  The business address of KC Holdings, Inc., Kimco Realty Services, Inc. and Kimco Realty Corporation is c/o Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, NY 11042-0020.

(3)

Consists of currently exercisable options to purchase 20,000 shares.

(4)

Includes currently exercisable options to purchase 12,000 shares.

(5)

Consists of currently exercisable options to purchase 9,000 shares.

(6)

Kimco Realty Services, Inc. is the holder of record of 1,425,154 shares of the Corporations’ common stock.  Kimco Realty Corporation is the parent corporation of Kimco Realty Services, Inc. and has voting and dispositive power over the shares of common stock held by Kimco Realty Services, Inc.

(7)

Includes currently exercisable options to purchase 41,000 shares of common stock.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the fiscal year ended October 31, 2008 awarded to, earned by or paid to the Corporations’ Chief Executive Officer and the Corporations’ two other most highly compensated executive officers whose total compensation exceeded $100,000 for the fiscal year ended October 31, 2008.  The Corporations refer to these persons as the Corporations’ named executive officers.

Summary Compensation Table

		Annual Compensation (1)		Option	All Other	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards (2) ($)	Compensation ($) (3)	($)
Patrick M. Flynn	2008	--	$50,000	$45,762	$1,710	$97,472
Chief Executive Officer and	2007	--	$50,000	$102,336	$1,710	$154,046
President
Eldon D. Dietterick	2008	$150,300	$30,000	$33,581	$ 792	$214,673
Executive Vice-President	2007	$130,000	$30,000	$65,214	$ 753	$225,967
and Treasurer
Richard T. Frey	2008	$135,600	$25,000	$25,186	$ 516	$186,302
Vice-President	2007	$117,000	$25,000	$48,910	$ 516	$191,426

(1)

Compensation was paid to Mr. Dietterick and Mr. Frey by Blue Ridge Real Estate Company, a portion of which was then allocated to Big Boulder Corporation.

(2)

The value of option awards is the compensation expense recognized in our financial statements attributable to options granted in the fiscal years ended October 31, 2008 and 2007, calculated in accordance with SFAS 123(R).  Further information regarding the valuation of stock options can be found in Note 18 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended October 31, 2008.

(3)

“All Other Compensation” consists of Life and Disability Insurance Premiums paid on behalf of the Named Executive Officer.

Outstanding Equity Awards at October 31, 2008

The following table provides information on outstanding equity awards at October 31, 2008 by the Corporations’ named executive officers.

Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Patrick M. Flynn	2/1/2005	10,000	0	$34.00	2/1/2010
	2/10/2006	5,000	2,500	$37.80	2/10/2011
	3/20/2007	2,500	5,000	$39.00	3/20/2012

Eldon D. Dietterick	2/1/2005	4,000	0	$34.00	2/1/2010
	2/10/2006	4,000	2,000	$37.80	2/10/2011
	3/20/2007	2,000	4,000	$39.00	3/20/2012

Richard T. Frey	2/1/2005	3,000	0	$34.00	2/1/2010
	2/10/2006	3,000	1,500	$37.80	2/10/2011
	3/20/2007	1,500	3,000	$39.00	3/20/2012

February 1, 2005 grants vest 1/3, 1/3 and 1/3 beginning February 1, 2006.

February 10, 2006 grants vest 1/3, 1/3 and 1/3 beginning February 10, 2007.

March 20, 2007 grants vest 1/3, 1/3 and 1/3 beginning March 20, 2008.

Options Exercised and Stock Vested During the Fiscal Year Ended October 31, 2008

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Patrick M. Flynn	0	$0
Eldon D. Dietterick	0	$0
Richard T. Frey	0	$0

Equity Compensation Plan

The following table provides information as of October 31, 2008 with respect to compensation plans (including individual compensation arrangements) under which the Corporations’ equity securities are authorized for issuance.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	0	$0	0
Equity compensation plans not approved by security holders	64,600	$36.93	0
Total	64,600	$36.93	0

Other Compensation Plans

The Corporations have a defined benefit pension plan.  The Corporations’ eligible employees participate in the pension plan which provides to each such participant annual retirement income beginning at age 65 equal product of (x) 31% of the first $10,000 of such participant’s average compensation for the five highest consecutive years in the last ten year prior to retirement during which the employee was most highly paid plus 40% of such earnings in excess of $10,000; and (y) the ratio of the participant’s years of credited service (if less than 15 years) to 15 years.

The table that follows shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years of service classifications under the pension plan.  The retirement benefits shown are based upon retirement at the age of 65.

	Years of Service
Average Salary*	5	10	15**
$15,000	$1,700	$3,400	$5,100
$30,000	$3,700	$7,400	$11,100
$45,000	$5,700	$11,400	$17,100
$60,000	$7,700	$15,400	$23,100
$75,000	$9,700	$19,400	$29,100
$90,000	$11,700	$23,400	$35,100
$105,000	$13,700	$27,400	$41,100
$120,000	$15,700	$31,400	$47,100
$135,000	$17,700	$35,400	$53,100
$150,000	$19,700	$39,400	$59,100
$165,000	$21,700	$43,400	$65,100
$180,000	$23,700	$47,400	$71,100
$195,000	$25,700	$51,400	$77,100
$210,000	$27,700	$55,400	$83,100

     *Based on 5 consecutive years of highest earnings in the last 10 years.

   **Minimum number of years of continuous service required to receive maximum pension.

Remuneration covered by the pension program includes salary, overtime and awards under an annual incentive program.  Eldon D. Dietterick, Richard T. Frey and Patrick M. Flynn had, respectively, 23 years, 18 years and 7 years of credited service under this plan as of October 31, 2008. The annual benefits payable under the plan are not subject to deduction for Social Security benefits or other offset amounts.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation for fiscal year ending October 31, 2008 earned by the Corporations’ Directors:

Name	Fees earned or paid in cash ($)
Bruce Beaty	$3,000
Milton Cooper	$3,000
Michael J. Flynn	$20,500
Patrick M. Flynn	$3,000
Wolfgang Traber	$3,000

Directors receive $1,000 per meeting attended.  There were three board meetings held during the fiscal year ended October 31, 2008 at which all directors were present.  Directors do not receive compensation for committee meetings.  There are no directors that are employees of the Corporations.  Michael J. Flynn, the Chairman of our board of directors, was also the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation until December 31, 2008, at which time he retired.  Michael J. Flynn received an annual fee of $17,500 in the fiscal years ended October 31, 2008 and 2007 and $35,000 in fiscal year ended October 31, 2006.  Additional compensation paid to Patrick M. Flynn as President and CEO of the Corporation is described in the Executive Compensation section of this proxy statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Parente Randolph, LLC was the auditor for the fiscal year ended October 31, 2008, and the Board of Directors, upon recommendation of the Audit Committee, has selected it as auditor for the fiscal year ended October 31, 2009.  A representative of Parente Randolph, LLC will be present at the Joint Meeting with the opportunity to make a statement and respond to appropriate questions from shareholders.

Audit Fees.  For the fiscal years ended October 31, 2008 and 2007, the Corporations paid Parente Randolph, LLC in the aggregate approximately $137,211.91 and $125,214, respectively, for audit services, including reviews.

Audit-Related Fees. There were no fees paid by the Corporations for the fiscal year ended October 31, 2008 for professional services rendered by Parente Randolph, LLC for assurance and related services that were reasonably related to the performance of the audit or review of the Corporations’ financial statements and not included in the audit fees for the fiscal year ended October 31, 2008 disclosed above. There were also no fees for such services paid for the fiscal year ended October 31, 2007.

Tax Fees.   For the fiscal year ended October 31, 2008 and 2007 , there were no fees paid to Parente Randolph, LLC by the Corporations for tax services.

All Other Fees.  For the fiscal years ended October 31, 2008 and 2007, the Corporations paid Parente Randolph, LLC in the aggregate $0 and $22,880, respectively, for all other services for the Corporations.  The services for the fiscal year ended October 31, 2007 consisted primarily of services rendered in connection with the preparation of a golf course segregation study for the Jack Frost National Golf Course.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, which was adopted by the Boards of Directors on February 22, 2005.  A copy of the Amended and Restated Audit Committee Charter is available on the Corporations’ website at www.bouldercreekresort.com/investor.asp.

Section 10A(i)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules require that all auditing and permissible non-audit services to be performed by the Corporations’ principal accountants be approved in advance by the Audit Committee of the Board of Directors.  Pursuant to Section 10A(i)(3) of the Exchange Act and related rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting.  The Audit Committee has the sole authority to approve all audit and tax engagement fees and terms.  Audit fees were approximately 100% and 85%, respectively, of the total fees paid in fiscal years ended October 31, 2008 and 2007.   For the fiscal year ended October 31, 2008 and 2007 , the Corporations did not engage Parente Randolph, LLC for tax services ..

REPORT OF THE AUDIT COMMITTEE OF THE BOARDS OF DIRECTORS

We have reviewed and discussed with the Corporations’ management and their independent auditing firm, Parente Randolph LLC (the “Independent Registered Public Accounting Firm”), the Corporations' audited financial statements as of and for the fiscal year ended October 31, 2008, known as the Audited Financial Statements.  In addition, we have discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with that firm its independence from the Corporations.

Management is responsible for the Corporations’ internal controls and the financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Corporations’ financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of the Independent Registered Public Accounting Firm with respect to the Audited Financial Statements, and relying thereon, we hereby recommend to the Board of Directors of each Corporation the inclusion of the Audited Financial Statements in the Corporations’ Annual Report on Form 10-K for the fiscal year ended October 31, 2008, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael J. Flynn, Chairperson

Patrick M. Flynn, Member

Bruce Beaty, Member

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of each Corporation assumed responsibility for establishing and administering the Corporations’ executive compensation programs and determining awards of incentive bonuses and stock option grants.  This report is submitted on behalf of the Compensation Committee of each Corporation.

Compensation Philosophy

The Compensation Committees’ compensation philosophy is designed to support the Corporations’ primary objective of creating long-term value of shareholders.  The Compensation Committees follow a three-pronged compensation strategy applicable to each Corporations’ executive officers and other key employees whereby such employees are compensated through three separate but related compensation arrangements:

First, each key employee receives a base salary consistent with his or her core responsibilities;

Second, incentive bonuses allow the Corporations to recognize individual performance and contributions to the Corporations on an annual basis; and

Third, stock option grants are made to provide a longer term incentive and reward longer term loyalty and performance.

This strategy is intended to (i) attract and retain talented executives; (ii) emphasize pay for performance; and (iii) encourage management devotion to the long-term valuation of the Corporations.

The following are descriptions of the Corporations’ compensation programs for executive officers.

Base Salary

The Corporations generally establishes base salary ranges by considering compensation levels in similarly sized companies in the real estate development industry.  The base salary and performance of each executive officer is reviewed periodically (at least annually) by his or her immediate supervisor resulting in salary actions as appropriate.  An employee’s level of responsibility is the primary factor used in determining base salary.  Individual performance and industry information are also considered in determining any salary adjustment.  The Committees review and approve all executive officer salary adjustments as recommended by the CEO.

Bonus Plan

The Corporations have established an incentive compensation plan for certain of the Corporations’ employees, which is designed to provide rewards for shorter term productivity by key employees.  The bonus plan is generally directed at key members of the management team.  The bonus plan for the Corporations’ fiscal year ending October 31, 2009 remains subject to approval by the Compensation Committees.

Employee Stock Option Awards

The Corporations’ philosophy on stock option awards are designed to align management’s interests with those of shareholders. In furtherance of this objective, the level of stock option grants for executive officers is determined by the Committees each year, typically in consultation with the CEO except with respect to the CEO himself.  Awards for all employees (including all executive officers) are determined by giving equal consideration to base salary, level of responsibility and industry long-term compensation information.  There were no stock option grants made to the Corporations’ named executive officers during the fiscal year ended October 31, 2008.

CEO Compensation

Mr. Patrick Flynn’s compensation for the fiscal year ended October 31, 2008 consisted of a cash bonus reflected in the table entitled “Executive Compensation”.  Mr. Flynn is also a participant in the Corporations’ defined benefit pension plan.

During the fiscal year ended October 31, 2008, Mr. Patrick Flynn is an employee of Kimco Realty Corporation, our majority shareholder.  Mr. Flynn received a base salary from Kimco, a portion of which was then billed to Blue Ridge Real Estate Company and Big Boulder Corporation and paid to Kimco as consulting fees.

COMPENSATION COMMITTEE

Milton Cooper, Chairman
Wolfgang Traber, Member

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporations’ officers, directors and persons who own more than ten percent of a registered class of the Corporations’ equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").  Their initial report must be filed using the SEC’s Form 3 and they must report subsequent stock purchase, sales, option exercises and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions.  In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on Form 5.  Executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Corporations’ equity securities are required by SEC regulations to furnish the Corporations with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports received, or written representations from certain reporting persons, the Corporations believe that during the period from November 1, 2007 through October 31, 2008, its directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Kimco Realty Services, Inc. is the Corporations’ controlling shareholder and Kimco Realty Corporation, the parent company of Kimco Realty Services, Inc., is presently providing consulting services to the Corporations.  The services are focused on land development, acquisitions and disposals.  For the fiscal year ended October 31, 2008, the amount was $100,000.

A wholly owned subsidiary of Kimco Realty Corporation, KRC Property Management I, Inc., serves as the management company for the Coursey Commons Shopping Center, Baton Rouge, Louisiana.  The management company for the shopping center receives a fixed monthly fee of 4.5% of rental income on store leases.  For the fiscal year ended October 31, 2008 and 2007, that subsidiary received $46,483 and $44,795, respectively, for management fees earned on the shopping center.  Kimco Realty Corporation also served as the management company for the Oxbridge Square shopping center located in Richmond, Virginia from June 2004 to June 2006 (at which point the shopping center was sold).  During its management term of Oxbridge Square, Kimco Realty Corporation was paid $109,928 in management fees.

Michael J. Flynn, the Chairman of the Corporations’ board of directors, was also the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation during the fiscal year ended October 31, 2008.  Effective December 31, 2008, Michael retired from Kimco Realty Corporation.  In addition, Patrick M. Flynn, who serves as one of the Corporations’ directors and is the Corporations’ President and Chief Executive Officer, is the Managing Director of Real Estate at Kimco Realty Corporation.  Finally, Milton Cooper, who serves as one of the Corporations’ directors, also serves as Chief Executive Officer and Chairman of the board of directors of Kimco Realty Corporation.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETINGS

If you would like to submit a proposal for inclusion in the proxy materials for the Corporations’ 2009 annual meetings of shareholders, you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934.  To be eligible for inclusion, shareholder proposals must be received by the Secretary, Blue Ridge Real Estate Company/Big Boulder Corporation, Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania  18610, at any time before October 31, 2009.  If you intend to submit a proposal at the Corporations’ 2009 annual meetings of shareholders but do not intend to include the proposal in the Corporations’ proxy statement for that meeting, you must provide appropriate notice to the Corporations on or before January 15, 2010.  If the Corporations do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

OTHER MATTERS

The Board of Directors of each Corporation is not aware of any matters, other than those listed in the Notice of Annual Meetings, that may be properly brought before the Joint Meeting.  If, however, any other matter not now known properly comes before the Joint Meeting, the persons named in the enclosed Proxy Card will vote the proxies in their discretion on such matters.

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008,
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS,
MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE ON OUR WEBSITE, WWW.BOULDERCREEKRESORT.COM/INVESTOR.ASP, OR BY WRITTEN REQUEST ADDRESSED TO:
BLUE RIDGE REAL ESTATE COMPANY, ROUTE 940 AND MOSEYWOOD ROAD, P.O. BOX 707,
BLAKESLEE, PENNSYLVANIA 18610, ATTENTION: CORPORATE SECRETARY.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Corporations’ Boards of Directors have provided a process by which any security holder can send communications to either or both of the Boards of Directors or any individual director.  Any security holder desiring to send any communication to either or both of the Corporations’ Boards of Directors or to any individual director should send that communication to either or both of the Boards of Directors or a specified director by mail or facsimile, addressed as follows:

Chairman of the Boards

or Boards of Directors

or [individual director]

c/o Corporate Secretary

Blue Ridge Real Estate Company and

Big Boulder Corporation

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, PA  18610

Fax: 570-443-8414

While maintaining the confidentiality of the communication, the Corporate Secretary will forward all communications received in this manner on to either or both of the Board of Directors or the specified director, as indicated in the address listed on the communication.

By order of the Board of Directors

/s/ Christine A. Liebold

Christine A. Liebold

Secretary

Blakeslee, Pennsylvania

February 20, 2009

This Proxy is Solicited on Behalf of the Board of Directors

BLUE RIDGE REAL ESTATE COMPANY - BIG BOULDER CORPORATION

Blakeslee, Pennsylvania 18610

The undersigned hereby appoints Patrick M. Flynn and Eldon D. Dietterick as Proxies, each with the power to appoint his/her substitutes, and hereby authorizes them to represent them and to vote, as designated on the reverse side, all the undersigned's shares of common stock of BLUE RIDGE REAL ESTATE COMPANY and BIG BOULDER CORPORATION (COLLECTIVELY THE "CORPORATIONS") held of record by the undersigned on February 23, 2009, at the Annual Meetings of Shareholders to be held on April 7, 2009 or any adjournments thereof.

The Proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the meetings and any adjournments thereof.

The Proxies evidenced by this Proxy Card are solicited on behalf of the respective Boards of Directors of the Corporations. Unless otherwise specified, shares of both Corporations covered by this Proxy Card will be voted FOR the listed nominees in the election of directors and such votes will be cumulated at the discretion of the Proxies.

1. Election of Directors of Blue Ridge Real Estate Company: Bruce F. Beaty, Milton Cooper, Michael J. Flynn, Patrick M. Flynn, Wolfgang Traber.		2. Election of Directors of Big Boulder Corporation: Bruce F. Beaty, Milton Cooper, Michael J. Flynn, Patrick M. Flynn, Wolfgang Traber.
FOR	WITHHOLD AUTHORITY	FOR	WITHHOLD AUTHORITY
all nominees listed	to vote for all	all nominees listed	to vote for all
(except as marked to the contrary)	nominees	(except as marked to the contrary)	nominees
[ ]	[ ]	[ ]	[ ]

Instruction: To cumulate votes, write the name of the nominee and number of votes following the words "Cumulate For" in the space provided below.	Instruction: To cumulate votes, write the name of the nominee and number of votes following the words "Cumulate For" in the space provided below.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.	Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

Signature ______________________________________
Signature, if jointly held ______________________________________
Dated: __________________________________, 2009

Please sign exactly as name appears on this card.  When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.